UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2022

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒



If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2022, Mr. Richard A. Barasch notified CareMax, Inc., a Delaware corporation (the “Company”), of his decision to resign as a member of the board of directors of the Company (the “Board”) and as Executive Chair of the Board, effective on such date. Mr. Barasch’s resignation is not because of any disagreement between the Company and Mr. Barasch, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies, or practices. Mr. Jose R. Rodriguez, the Lead Independent Director of the Board, was appointed as Chair of the Board to succeed Mr. Barasch.

Mr. Barasch has entered into an advisory agreement with the Company (the “Advisory Agreement”) pursuant to which he will remain an advisor to the Board through February 2, 2023. Under the terms of the Advisory Agreement, Mr. Barasch will receive a monthly advisory fee of $25,000 and the continued vesting of equity compensation granted to Mr. Barasch for his service as Executive Chair of the Board. The foregoing description of the Advisory Agreement is not complete and is qualified by reference to the full text of the Advisory Agreement, which will be included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 7.01 Regulation FD Disclosure.

On February 7, 2022, the Company issued a press release announcing the board leadership changes described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index
Exhibit No.	Description
99.1	Press release, dated February 7, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2022

CareMax, Inc.

By: /s/ Kevin Wirges

Name: Kevin Wirges

Title: Executive Vice President, Chief Financial Officer and Treasurer